UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 29, 2014
GT ADVANCED TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-34133	03-0606749
(Commission File Number)	(I.R.S. Employer Identification No.)

243 Daniel Webster Highway, Merrimack, New Hampshire 03054
(Address of principal executive offices)
(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):
[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
As previously disclosed in a Current Report on Form 8-K filed by GT Advanced Technologies Inc. (the “Company”), on October 6, 2014, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”) for reorganization relief under the provisions of Chapter 11 of Title 11 of the United States Code. The Debtors’ Chapter 11 cases (the “Chapter 11 Cases”) are being jointly administered under the caption In re GT Advanced Technologies Inc., et al, Case No. 14-11916-HJB.

Amendment to Lease Agreement

As also previously disclosed in a Current Report on Form 8-K filed by the Company on December 19, 2014 , the Debtors entered into an Amended and Restated Adequate Protection and Settlement Agreement (the “Amended and Restated Settlement Agreement”) with Apple Inc. and Platypus Development LLC (collectively, the “Apple Parties”) to settle certain claims in connection with the Chapter 11 Cases. The Amended and Restated Settlement Agreement contemplated certain revisions to the Facility Lease Agreement entered into by GTAT Corporation (a wholly-owned subsidiary of the Company) and Platypus Development LLC (an affiliate of Apple Inc.) on October 31, 2013, for the purpose of permitting GTAT Corporation to wind down its operations at the facility located in Mesa, Arizona.

On December 29, 2014, GTAT Corporation entered into a Warehouse Lease Agreement and an Amended and Restated Facility Lease Agreement with Platypus Development LLC in order to implement the provisions set forth in the Amended and Restated Settlement Agreement. A copy of the Warehouse Lease Agreement and the Amended and Restated Facility Lease Agreement are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.
The foregoing description of the Warehouse Lease Agreement and the Restated Facility Lease Agreement do not purport to be complete and each is qualified in its entirety by reference to the Warehouse Lease Agreement and the Restated Facility Lease Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Warehouse Lease Agreement by and between GTAT Corporation and Platypus Development LLC, dated as of December 29, 2014

10.2	Amended and Restated Facility Lease Agreement by and between GTAT Corporation and Platypus Development LLC, dated as of December 29, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GT ADVANCED TECHNOLOGIES INC.
Dated: January 5, 2015
/s/ Hoil Kim

By:	Hoil Kim

Its:	Vice President, Chief Administrative Officer, General Counsel and Secretary